Going Concern	6 Months Ended
Jun. 30, 2016
Disclosure Text Block [Abstract]
Going Concern:
3.      Going Concern:

As of June 30, 2016, the Company was in breach of certain financial covenants, while five bank facilities have matured and the Company has not made the final balloon installments nor any other payments to date. Accordingly the respective lenders have declared an event of default. For the remaining bank facilities, the Company has elected to suspend principal repayments and interest payments. These events of default may result in the lenders requiring immediate repayment of the loans. As a result of this and of the cross default provisions contained in all bank loan agreements, the Company has classified the bank loans amounting to $213,667 as current liabilities (Note 10). As of June 30, 2016, the Company reported a working capital deficit of $101,512.
Given the prolonged market downturn in the drybulk segment and the continued depressed outlook on freight rates and vessels' market values, cash expected to be generated from operations or proceeds from the sale of vessels, assuming that current market charter hire rates would prevail in the twelve-month period ending June 30, 2017, will not be sufficient to cover the Company's working capital deficit. These conditions and events raise substantial doubt about the Company's ability to continue as a going concern, for a reasonable period of time.
In this respect, the Company, in an effort to deleverage its balance sheet and improve its liquidity position, sold all its tankers and 19 bulkers or bulker owning entities, while the remaining drybulk vessels, are classified as held for sale and are carried at fair value (Note 6). In addition, in October 2015, the Company acquired Nautilus Offshore Services Inc., owner of six modern offshore support vessels to diversify the Company's asset base and enhance its cash flow generating ability (Note 7). Furthermore, on June 8, 2016, the Company, entered into a Securities Purchase Agreement with an institutional investor for the sale of 5,000 newly designated Series C Convertible Preferred Shares, warrants to purchase 5,000 Series C Convertible Preferred Shares and 148,998 common shares. The total net proceeds from the offering, after deducting offering fees and expenses, were approximately $5,000. The Company may further receive up to an aggregate of $5,000 if all of the warrants are exercised, for total proceeds of $10,000. The Company expects to finance its working capital deficit either with cash on hand, cash generated from operations, proceeds from sale of vessels and vessel owning companies, bank debt and equity offerings, or a combination thereof. In this context the Company has suspended principal repayment and interest payments to preserve cash liquidity and is currently engaged in discussions with its lenders for the restructuring of its debt facilities.
The unaudited interim condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the unaudited interim condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.